INVESTMENTS (Tables)	12 Months Ended
Dec. 31, 2013
Investments Table [Abstract]
Schedule of Investments

The Company's investments as of December 31, 2013 and 2012 consisted of the following (in millions):

	December 31,
	2013	2012
Equity-method investments(a)	$53	$64
Other investments	3	23
Total investments	$56	$87

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  Equity-method investments includes investments in MLB Network, LLC (5.3% owned), iN Demand L.L.C. (29.3% owned) and National Cable Communications LLC (16.7% owned). In addition, the Company has an equity-method investment in Sterling Entertainment Enterprises, LLC (doing business as SportsNet New York, 26.8% owned). The Company has received distributions in excess of its investment in SportsNet New York and has reflected this amount ($185 million and $189 million as of December 31, 2013 and 2012, respectively) in other liabilities in the consolidated balance sheet.